INTEREST EXPENSE, NET	12 Months Ended
Dec. 31, 2020
INTEREST EXPENSE, NET
INTEREST EXPENSE, NET

4.    INTEREST EXPENSES, NET

	For the years ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Interest expenses	429,347,128	605,882,474	705,158,872
Less: Interest capitalization	(51,243,764)	(43,841,311)	(29,306,768)
Less: Interest income	(83,461,323)	(170,984,099)	(216,618,294)
Amortisation of bond issuance costs	1,050,000	525,000	—
Total	295,692,041	391,582,064	459,233,810